UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 13, 2021

Date of Report (Date of earliest event reported)

IMMERSION CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	001-38334	94-3180138
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

330 Townsend Street, Suite 234, San Francisco, CA 94107

(Address of principal executive offices and zip code)

(408) 467-1900
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	IMMR	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Effective May 21, 2021, Mike Okada will depart as General Counsel & Senior Vice President, IP Licensing and Legal Affairs of Immersion Corporation (the “Company”).

(e)

The Company and Mr. Okada entered into a Separation Agreement dated May 17, 2021 (the “Separation Agreement”), pursuant to which, in consideration for the execution of customary general releases in favor of the Company and Mr. Okada’s continuing observation and performance of the terms of the Separation Agreement:

• Mr. Okada will receive a lump sum payment in the amount of $171,450, subject to all legally required payroll withholdings;

• 12,967 unvested shares of the Company’s Common Stock subject to a restricted stock award granted to Mr. Okada on July 15, 2019 will accelerate and become vested; and

• The Company will pay COBRA premiums necessary to continue Mr. Okada’s and his dependents’ group health insurance coverage until the earlier of (i) November 21, 2021, or (ii) the date on which Mr. Okada first becomes eligible to obtain other group health insurance coverage.

The Separation Agreement is filed herewith as Exhibit 10.1, and the terms of the Separation Agreement are incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Immersion Corporation held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”) on May 13, 2021. At the Annual Meeting, the following proposals were adopted as follows:

1.    The election of four (4) directors, Sumit Agarwal, William Martin, Eric Singer, and Mary Dotz, each to serve until the 2022 Annual Meeting of Stockholders and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal:

Nominee	Shares For	Shares Withheld	Broker Non-Votes
Sumit Agarwal	12,963,820	628,992	5,665,277
William Martin	13,216,542	376,270	5,665,277
Eric Singer	13,121,527	471,285	5,665,277
Mary Dotz	13,446,096	146,716	5,665,277

2.    Ratification of the Appointment of Armanino LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
18,428,496	815,973	13,620	0

3.    Advisory vote on the compensation of the Company’s named executive officers:

Shares For	Shares Against	Shares Abstaining	Broker Non-Votes
12,941,114	610,821	40,877	5,665,277.00

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Title
10.1	Separation Agreement, dated May 17, 2021, by and between Mike Okada and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMERSION CORPORATION

Date:	May 17, 2021	By:	/s/ AARON AKERMAN
		Name:	Aaron Akerman
		Title:	Chief Financial Officer